Balance Sheet Components - Schedule of other assets, noncurrent (Detail) - USD ($)	Oct. 31, 2021	Sep. 30, 2021	Jan. 31, 2021	Dec. 31, 2020	Jan. 31, 2020
Deferred offering costs		$ 0		$ 85,750
Planet Labs Inc [Member]
Deferred offering costs	$ 6,260,000		$ 0
Deferred commissions	1,102,000		1,697,000		$ 102,000
Prepaid satellite launch services	1,473,000		772,000		722,000
Other non-current assets	142,000		515,000		379,000
Total other non-current assets	$ 8,977,000		$ 2,984,000		$ 1,203,000